NO. S230686
VANCOUVER REGISTRY

**IN THE SUPREME COURT OF BRITISH COLUMBIA**

IN THE MATTER OF THE AFFAIRS OF TYHEE GOLD CORPORATION

**ORDER MADE AFTER APPLICATION**

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| BEFORE | ) | THE HONOURABLE JUSTICE BLAKE | ) | 15/FEB/2023 |

ON THE APPLICATION of Santa Fe Gold Corporation ("**Santa Fe**"), without notice, coming on for hearing at Vancouver, British Columbia, on 15/FEB/2023 and on hearing Thomas W. Clifford, counsel for Santa Fe;

THIS COURT ORDERS that:

1. A declaration pursuant to Rule 20-4 of the *Supreme Court Civil Rules* that the debt owed by Santa Fe to Tyhee Gold Corporation ("**Tyhee**"), under the Bridge Loan Agreement entered into on February 13, 2014, is statute barred pursuant to the *Limitation Act*, S.B.C. 2012, c. 13.

2. Santa Fe shall serve, by ordinary mail, a copy of the Petition filed in these proceedings, affidavit #1 of Stephen Antol made 26/JAN/2023, and a copy of this Order, on the following parties:

    a. Tyhee, at its previously listed Registered Office, 1500 Royal Centre, 1055 West Georgia Street, PO BOX 11117, Vancouver, British Columbia, V6E 4N7;

b. Brian Briggs, previously listed Director of Tyhee, who has a last known Mailing Address of 808 West Hastings Street, Suite 909, Vancouver, British Columbia, V6C 3T7;

c. Dave Nickerson, previously listed Director of Tyhee, who has a last known Mailing Address of PO BOX 1778, Yellowknife, Northwest Territories, X1A 2P4;

d. Denis M. Taschuk, previously listed Director of Tyhee, who has a last known Mailing Address of 808 West Hastings Street, Suite 909, Vancouver, British Columbia, V6C 3T7; and

e. Chris Bowra, Licensed Insolvency Trustee, previously of the Bowra Group Inc., appointed trustee of the estate of Tyhee, at 1100 – 1055 West Georgia Street, Vancouver, British Columbia, V6E 3P3, or any other Licensed Insolvency Trustee, as directed by Mr. Bowra.

3. Tyhee shall, within seven (7) days of the pronouncement of this Order, file an affidavit in these proceedings confirming it has effected service pursuant to paragraphs 2(a) through 2(e) of this Order.

4. Tyhee shall be granted leave to apply to set aside this Order within 45 days of the pronouncement of same.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Thomas W. Clifford
lawyer for Santa Fe Gold Corporation

By the Court

Registrar

CHECKED

{FLG-00536230;2}

NO. S230686
VANCOUVER REGISTRY

**IN THE SUPREME COURT OF BRITISH COLUMBIA**

IN THE MATTER OF THE AFFAIRS OF TYHEE GOLD CORPORATION

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**ORDER MADE AFTER APPLICATION**

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**FRASER LITIGATION GROUP**
1100 – 570 Granville Street
Vancouver, B.C. V6C 3P1
Telephone: (604) 343-3100
Fax: (604) 343-3119
**Attention: Thomas W. Clifford**

File No. 60651-001

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